UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22081

China Finance, Inc.
(Exact name of registrant as specified in charter)

1330 Ave of Americas, 21st floor, New York NY 10019
(Address of principal executive offices)      (Zip code)

Wei Wei
1330 Ave of Americas, 21st floor, New York NY 10019
 (Name and address of agent for service)

Registrant's telephone number, including area code: 212-823-0530

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

February 29, 2008

Dear China Finance, Inc. Shareholders:

I am pleased to present the Annual Report for China Finance, Inc. (the “Company”) for the fiscal year ended December 31, 2007.  The Company has continued its principal business, which is primarily conducted through its wholly-owned indirect subsidiary Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation (“SHY”), of (i) providing surety guarantees for privately-owned small and medium enterprises (or operating companies) (“SMEs”) in the People’s Republic of China’s (“PRC” or “China”) entering into transactions whereby the SME will be acquired by a publicly-traded United States reporting company in a “reverse merger” or other merger and acquisition (“M&A”) transaction; (ii) providing loan guarantees to assist SMEs and individuals in the PRC in obtaining loans from Chinese banks for business operations and/or personal use; (iii) making direct loans to SMEs for business operations; and (iv) providing consulting services to SMEs including, without limitation, providing business and introduction services, translation services and access to office facilities (e.g., conference rooms, computers, telephone and fax lines through its New York office) from time to time.

Revenue, Income and Assets

In 2007, the Company’s revenue, income and assets were generated from its surety guarantee and loan guarantee services and loans. The Company’s revenue for the fiscal year ended December 31, 2007 was $17,666,152, an increase of $12,179,505 over the fiscal year ended December 31, 2006.  The Company’s net investment income for the fiscal year ended December 31, 2007 was $14,518,765, an increase of $10,292,026 over the fiscal year ended December 31, 2006.  The Company’s net increase in net assets for the fiscal year ended December 31, 2007 was $27,208,113, an increase of $11,561,286 over the fiscal year ended December 31, 2006.  The primary reason for the increase in revenue, net investment income and net assets is an increase in the surety guarantee segment of the Company’s business.  The Company participated in six surety guarantee transactions in 2007.  The surety guarantee revenue is unrealized revenue and is based on the value of the Payment Securities, which are thinly traded. The selection of the SMEs to which we provide our surety guarantee services is the principal factor affecting the Company’s revenue.  The Company expects to continue to experience an increase in the number of surety guarantee clients it serves, and, subsequently, a growth in its revenues, income and assets, from its surety guarantee business due to the increasing difficulty of obtaining both indirect and direct financing in China, which results in an increasing number of Chinese SMEs, especially private enterprises, opting to go overseas to become publicly-traded companies.

Registration as an Investment Company

The Company registered as an investment company on June 15, 2007.  The Company has been compensated for its surety guarantee services primarily in the form of stock from client companies (“Payment Securities”).  The value of the Payment Securities in relation to the Company’s total assets is a factor in determining whether or not the Company is subject to the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act generally defines “investment companies” as those companies (i) whose investments and other securities exceed 40% of total assets (excluding cash and government securities) and (ii) who are in the business of investing, reinvesting, owning, holding, or trading in securities. Companies that meet the definition of “investment company” under the 1940 Act are required to register as such under the 1940 Act, and to conduct their business pursuant to the regulations of the 1940 Act. Due to the growth in the value of the Payment Securities and, therefore, a growth in income from the Payment Securities, the percentage of the value of the Company’s assets and income that is a result of the Payment Securities has increased and may continue, from time to time, to exceed the limits set by the 1940 Act. While the Company does not believe that its current business causes it to be in the business of investing, reinvesting, owning, holding or trading in securities, the Company determined that, out of an abundance of caution and to avoid limitations on its surety guarantee business, the Company should register under the 1940 Act.

Performance of Payment Securities

Since the Payment Securities comprised a significant portion of our assets in 2007, the Company’s performance depended in significant part on the performance of these Payment Securities.  When we receive Payment Securities, they are generally restricted shares of the publicly-traded common stock of the U.S. parent corporations of the SMEs to which we provide surety guarantee and related services.  Accordingly, the value of our Payment Securities fluctuates depending on the market value of the public stock.  We are pleased with the overall performance of our Payment Securities during the year.

In 2007, we received Payment Securities from six companies: 1,702,762 shares of Gulin Paper, Inc., 1,729,273 shares of China Organic Agriculture, Inc., 2,901,588 shares of China 9D Construction Group, 13,022,100 shares of Jade Art Group Inc., 5,619,124 shares of Beijing Logistic Limited and 1,877,525 shares of Orient Paper Inc.   Details regarding these securities are discussed in “Note G – Restricted Securities” in the enclosed Financial Statements. The Company also sold some of its Payment Securities in 2007: 1,574,667 shares of China 3C Group (CHCG) and 600,000 shares of Universal Travel Group (UTVG).

Some of the older Payment Securities in our portfolio (those received before 2007) performed very well in 2007 (such as our shares of CHCG, UTVG and Gulf Resources, Inc. (GFRE)).  The value of our shares in CHCG, UTVG and GFRE increased by 3,315%, 535% and 402%, respectively as of December 31, 2007, from their value when we received them.  However, some of our older Payment Securities did not perform well in 2007.  For example, our shares of HSYT had an increase in value of only 5%, and our shares of CIVY decreased in value by 40%.  The six new Payment Securities were received at different times during the year. These six companies are new to the US capital markets, and the Company believes they still need time to build their management teams, implement their business plans and disseminate information to the market. We hope that our Payment Securities in these six companies will perform well in 2008 as the companies continue to mature.

Administrative Dissolution and Possible Reinstatement

The Company was incorporated in the state of Utah on March 28, 2000.  In late 2007, the Company learned that it had inadvertently failed to file certain annual reports with the state of Utah and, as a result, the Company had been administratively dissolved effective as of July 14, 2005.  While the administrative dissolution presents certain complications as discussed below, no aspect of the Company’s business operations has changed as a result of this development.

The Company is in the process of seeking reinstatement as a corporation with the state of Utah by, among other things, filing an administrative appeal and taking other appropriate steps in an effort to reverse the administrative dissolution.  If the Company is reinstated as a Utah corporation, it will be retroactive to the date of dissolution.  Because the period within which reinstatement would have been automatic has expired, it is possible that the Company’s request for reinstatement might not be granted.  In that event, the Company will take appropriate steps to reincorporate through merger, conversion or other appropriate means as soon as practicable.

The Company believes that, if it is not reinstated, then it will be deemed to have continued its corporate existence from the date of administrative dissolution until the date of its reincorporation through merger, conversion or otherwise.  In that case, shareholders will have had limited liability due to the Company’s corporate structure without interruption.

However, in the unlikely event that the Company is (i) not reinstated and (ii) not deemed to have continued its corporate existence pending reincorporation, then the Company will be deemed to have been conducting its business as an unincorporated business association.  Such a situation would present certain complications.  First, shareholders may be deemed not to have had limited liability after the date of administrative dissolution. As a practical matter, we do not believe that such a situation would create actual exposure risks for shareholders, since (as noted above) our business is primarily conducted through SHY, the Company has limited direct business obligations and liabilities (primarily only payments for leases of space and equipment, and services provided by legal and compliance service providers), and we believe that our assets currently significantly exceed amounts needed to pay our current obligations and liabilities.  Accordingly, we believe shareholders would have similarly limited exposure.  Second, if the Company were deemed to be operating as an unincorporated business association, federal or state tax authorities might determine that the Company should be treated, from the date of administrative dissolution, as a partnership for tax purposes, rather than as a corporation.  We believe that such a determination is unlikely.  However, even if such an unlikely determination is made, we believe that the resulting tax consequences to shareholders would not be significantly adverse, if adverse at all.  In such a case, we would prepare and provide shareholders analysis of applicable tax consequences when and if appropriate, depending upon the outcome of its efforts to obtain reinstatement or reincorporation.  We have addressed the administrative issues that led to the administrative dissolution, and otherwise enhanced our overall compliance regime for regulatory matters, and do not expect future issues once the Utah situation is resolved through reinstatement or reincorporation.

Thank you for your support and continuing faith in our ability to offer good results to all investors and shareholders.

Sincerely,

/s/ Zhiyong Xu

Zhiyong Xu
Director, CEO, and Secretary of China Finance, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
China Finance, Inc. and Subsidiaries
(An Investment Company)

We have audited the accompanying consolidated statements of assets and liabilities of China Finance, Inc. and Subsidiaries, including the schedules of investments, as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in net assets, and cash flows for the years then ended, and the financial highlights for the years ended December 31, 2007, 2006, 2005 and for the period from inception (June 24, 2004) through December 31, 2004.  These consolidated financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2007 and 2006, by inspecting securities’ certificates held by the Company.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of China Finance, Inc. and Subsidiaries as of December 31, 2007 and 2006, the results of its operations, its cash flows and the changes in its net assets for the two years then ended, and the financial highlights for the years ended December 31, 2007, 2006, 2005 and for the period from inception (June 24, 2004) through December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg & Co., llp

Rochester, New York
  March 3, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
China Finance, Inc. and Subsidiaries

In planning and performing our audits of the consolidated financial statements of China Finance, Inc. and Subsidiaries as of December 31, 2007 and 2006, and for the years then ended, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered its internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR , but not for the purpose of expressing an opinion on the effectiveness of China Finance, Inc. and Subsidiaries' internal control over financial reporting. Accordingly, we express no such opinion.

The management of China Finance, Inc. and Subsidiaries is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of China Finance, Inc. and Subsidiaries’ internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted the following deficiency in China Finance, Inc. and Subsidiaries' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2007:

•
Inadequate controls were in place to ensure the Company gained an adequate understanding of the terms of all relevant transactions and properly applied United Stated Generally Accepted Accounting Principles (“GAAP”) when recording these transactions and preparing its financial statements and related disclosures. Specifically, this matter relates to controls over the accounting for complex transactions, including accounting for fair value marketable securities and related revenue recognition.

This report is intended solely for the information and use of management and the Board of Directors of China Finance, Inc. and Subsidiaries and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Rotenberg & Co., llp

Rochester, New York
  March 3, 2008

CHINA FINANCE, INC. AND SUBSIDIARIES
New York, New York

CONSOLIDATED FINANCIAL STATEMENTS
AT
December 31, 2007

CHINA FINANCE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2007	December 31, 2006
ASSETS
Investments:
Marketable Securities, at fair value (cost $20,356,019 and $5,072,505, respectively)	$33,263,952	$16,080,061
Loans Receivable	14,024,255	10,490,932
Real Estate Held for Investment	1,444,576	1,350,799
Total Investments	48,732,783	27,921,792
Cash denominated in foreign currencies (Cost $344,471 and $7,904, respectively)	344,471	7,904
Cash	654,937	45,770
Restricted Cash denominated in foreign currencies (Cost $5,054,112 and $0, respectively)	5,054,112	—
Surety Guarantee Fee Receivables	903,074	—
Loan Guarantee Fee Receivables	408,284	—
Prepaid and Deferred Expenses	305,703	82,826
Property, Plant and Equipment – Net	556,801	479,328

Total Assets	$56,960,165	$28,537,620

LIABILITIES AND NET ASSETS

Liabilities
Accrued Expenses	$984,205	$71,164
Other payable	119,603	16,436
Deferred income	198,224	—

Total Liabilities	1,302,032	87,600

Net Assets
Common Stock - 100,000,000 Shares Authorized; Par Value $.001;
57,671,744 Issued and Outstanding in December 31, 2007 and December 31, 2006	57,672	57,672
Paid-In Capital	13,078,373	13,078,373
Accumulated Undistributed Income
Accumulated Undistributed Investment Income-net	21,884,338	7,365,573
Accumulated Undistributed Net Realized Gains (Losses) on Investment Transactions	6,297,808	(3,786,391)
Net Unrealized Appreciation (Depreciation) in Value of Investments	12,907,933	11,007,556
Accumulated Unrealized Gain on Translation of Assets and Liabilities in Foreign Currency	1,432,009	727,237

Total Net Assets (equivalent to $0.97 and $0.49 per share based on 57,671,744 outstanding shares on December 31, 2007 and December 31, 2006)	55,658,133	28,450,020

Total Liabilities and Net Assets	$56,960,165	$28,537,620

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBSIDIARIES

SCHEDULES OF INVESTMENTS

December 31, 2007

Non-income producing Common Stocks – 68.26% (Small and Medium Sized Enterprises (or operating companies) in the People’s Republic of China)	Shares	Cost	Value
China 3C Group – 4.78% (par value $0.001)	682,128	$68,213	$2,329,467
Universal Travel Group – 4.69% (par value $0.001)	600,000	360,000	2,286,000
Home System Group – 1.03% (par value $0.001)	480,000	480,000	504,000
Gulf Resources, Inc. – 18.91% (par value $0.001)	3,339,000	1,836,450	9,215,640
China Ivy School, Inc. – 2.14% (par value $0.001)	3,480,750	1,740,375	1,044,225
Gulin Paper, Inc. – 1.96% (par value $0.001)	1,702,762	1,277,072	953,547
China Organic Agriculture, Inc. – 7.77%(par value $0.001)	1,729,273	2,507,446	3,787,108
China 9D Construction Group – 2.36% (par value $0.001, restricted until February 9, 2008)	2,251,621	1,148,327	1,148,327
China 9D Construction Group – 0.68% (par value $0.001, restricted until April 17, 2008)	649,967	974,950	331,483
Jade Art Group, Inc. – 4.45% (par value $0.001, restricted until April 1, 2008)	4,340,700	1,446,900	2,170,350
Jade Art Group, Inc. – 8.91% (par value $0.001, restricted until April 1, 2008)	8,681,400	2,893,800	4,340,700
Beijing Logistic, Inc. – 8.65% (par value $0.001, restricted until April 18,2008)	5,619,124	4,214,343	4,214,343
Orient Paper, Inc. – 1.93% (par value $0.001, restricted until May 1, 2008)	1,877,525	1,408,143	938,763
Total Investments in Securities		$20,356,019	$33,263,952

Loans Receivable – 28.78%			Value
Shenzhen HuaYinTong Electronics – 23.15% (interest rate 9%, due on October 15,2008)			$11,282,255
Fujian ZangTianYua – 6.48% (interest rate 6.48%, due on May 22,2008)			2,742,000
Total Loans Receivable			$14,024,255

Real Estate Held for Investment – 2.96%			$1,444,576

Total Investments			$48,732,783

December 31, 2006

Non-income producing Common Stocks – 57.59%	Shares	Cost	Value
China 3C Group – 36.64% (par value $0.001)	2,956,795	$295,680	$10,230,511
Universal Travel Group – 2.11% (par value $0.001, restricted until July 11, 2007)	1,200,000	720,000	588,000
Home System Group – 2.05% (par value $0.001, restricted until August 3, 2007)	480,000	480,000	571,200
Gulf Resources, Inc. – 8.07% (par value $0.001, restricted until December 7, 2007)	1,669,500	1,836,450	2,253,825
China Ivy School, Inc. – 8.73% (par value $0.001, restricted until October 11, 2007)	3,480,750	1,740,375	2,436,525
Total Investments in Securities		$5,072,505	$16,080,061

Loans Receivable – 37.57%			Value
Hong Kong TianYi – 1.42%(interest rate 6%, due on October 24, 2006)			$396,336
Shenzhen KaiBiTe – 36.15%(interest rate 9%, due on March 28,2008)			10,094,596
Total Loans Receivable			$10,490,932

Real Estate Held for Investment – 4.84%			$1,350,799

Total Investments			$27,921,792

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
For the years ended December 31,	2007	2006

Investment Income
Surety Guarantee Revenue	$16,774,054	$4,799,025
Loan Guarantee Revenue	201,741	—
Loan Revenue	616,480	664,768
Interest income	73,877	22,854
Total Investment Income	17,666,152	5,486,647

Expenses
Legal Services	191,394	81,644
Office Rent	1,362,917	196,123
Payroll	512,314	333,029
Advertising	125,087	121,413
Depreciation and Amortization	121,112	68,105
Other General and Administrative	824,062	459,594
Total Expenses	3,136,886	1,259,908

Net Investment Income Before Income Tax Expense	14,529,266	4,226,739
Income Tax Expense	10,501	—
Net Investment Income	14,518,765	4,226,739

Realized and Unrealized Gain (Loss) From Investments and Foreign Currency
Realized (Loss) on the sale of Property, Plant and Equipment	—	(3,979)
Realized Gain from Securities Transactions	10,084,199	—
Unrealized Gain on Marketable Securities	1,900,377	11,007,556
Unrealized Gain on Translation of Assets and Liabilities in Foreign Currency	704,772	416,511

Net Realized and Unrealized Gain from Investments and Foreign Currency	12,689,348	11,420,088

Net Increase in Net Assets From Operations	$27,208,113	$15,646,827

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31,	2007	2006

Net Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$14,518,765	$4,226,739
Realized (Loss) on the sale of Property, Plant and Equipment	—	(3,979)
Realized Gain from Securities Transactions	10,084,199	—
Unrealized Gain on Marketable Securities	1,900,377	11,007,556
Unrealized Gain on Translation of Assets and Liabilities in Foreign Currency	704,772	416,511

Increase in Net Assets From Operations	$27,208,113	$15,646,827

Capital Share Transactions	—	—

Increase in Net Assets	$27,208,113	$15,646,827

Net Assets:
Beginning of period	28,450,020	12,803,193
End of period (including $21,884,338 and $7,365,573 undistributed net investment income on December 31, 2007 and 2006, respectively)	$55,658,133	$28,450,020

The accompanying notes are an integral part of these financial statements.

CHINA FINANCE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31,	2007	2006
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets From Operations	$27,208,113	$15,646,827
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Proceeds from Sale of Marketable Securities	10,601,666	—
Receipt of Marketable Securities for Services Rendered	(15,870,981)	(4,776,825)
Depreciation and Amortization	121,112	68,105
Loss on Sale of Property, Plant and Equipment	—	3,979
Realized (Gain) from Marketable Securities	(10,084,199)	—
Marketable Securities Written-off Expenses	70,000	—
Unrealized (Gain) Loss on Marketable Securities	(1,900,377)	(11,007,556)
Unrealized (Gain) Loss on Foreign Currency Translation	(704,772)	(416,511)
Changes in Loans Receivable	(3,533,323)	(9,553,060)
Changes in Investment in Real Estate	—	(1,316,661)
Changes in Noninvestment Assets and Liabilities
Surety Guarantee Fee Receivables	(903,074)	—
Loan Guarantee Fee Receivables	(408,284)	—
Receivable for Marketable Securities Sold	—	580,481
Prepaid and Deferred Expenses	(222,877)	(80,426)
Accrued Expense	913,041	34,446
Deferred Revenue	198,224	—
Other Payable	103,167	16,156

Net Cash Used in Operating Activities	5,587,436	(10,801,045)

Cash Flows from Investing Activities
Proceeds from Sale of Property, Plant and Equipment	—	50,932
Acquisition of Property, Plant and Equipment	(170,091)	(383,774)
Leasehold Improvement	—	(198,909)
Changes in Restricted Cash Denominated in Foreign Currencies	(5,054,112)	—

Net Cash Used in Investing Activities	(5,224,203)	(531,751)

Cash Flows from Financing Activities	—	—

Effect on Change of Foreign Exchange Rate	582,501	54,820

Change in Cash	945,734	(11,277,976)
Cash - Beginning of Year	53,674	11,331,650
Cash - End of Year	$999,408	$53,674

Supplementary Cash Flow Disclosures:
Interest Paid	$—	$—
Income Taxes Paid	$10,501	$—

The accompanying notes are an integral part of these financial statements.

China Finance, Inc. and Subsidiaries
Notes to Consolidated Financial Statements (Audited)
For the year Ended December 31, 2007

Note A - Organization and Principal Activities

China Finance, Inc. (the “Company”) was incorporated on March 28, 2000 in the state of Utah, and its principal office is in New York, New York. In late 2007, the Company learned that it had inadvertently failed to file certain annual reports with the state of Utah and, as a result, the Company had been administratively dissolved effective as of July 14, 2005.  While the administrative dissolution presents certain complications as discussed below, no aspect of the Company’s business operations has changed as a result of this development.

The Company is in the process of seeking reinstatement as a corporation with the state of Utah by, among other things, filing an administrative appeal and taking other appropriate steps in an effort to reverse the administrative dissolution.  In the event that the reinstatement is not granted, the Company will take appropriate steps to reincorporate through merger, conversion or other appropriate means as soon as practicable.

The Company believes that, if it is not reinstated, then it will be deemed to have continued its corporate existence from the date of administrative dissolution until the date of its reincorporation through merger, conversion or otherwise.  In that case, shareholders will have had limited liability due to the Company’s corporate structure without interruption.  However, in the unlikely event that the Company is (i) not reinstated and (ii) not deemed to have continued its corporate existence pending reincorporation, then the Company will be deemed to have been conducting its business as an unincorporated business association.  Such a situation could have adverse tax and liability consequences for shareholders.

The Company’s principal business, which is primarily conducted through its wholly-owned indirect subsidiary Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation (“SHY”), is (i) providing surety guarantees for privately-owned small and medium enterprises (or operating companies) (“SMEs”) in the People’s Republic of China’s (“PRC” or “China”) entering into transactions whereby the SME will be acquired by a publicly-traded United States reporting company in a “reverse merger” or other merger and acquisition (“M&A”) transaction; (ii) providing loan guarantees to assist SMEs and individuals in the PRC in obtaining loans from Chinese banks for business operations and/or personal use; (iii) making direct loans to SMEs for business operations; and (iv) providing consulting services to SMEs including, without limitation, providing business and introduction services, translation services and access to office facilities (e.g., conference rooms, computers, telephone and fax lines through its New York office) from time to time.

Surety Guarantees.  The Company provides surety guarantee services to Chinese SMEs seeking to become publicly-traded companies in the United States by being acquired by a United States reporting company in a “reverse merger” or other M&A transaction.  The surety guarantee business generates revenues through fees, which typically are based on a percentage of the transaction.  Although the Company may be paid in cash for its surety guarantee services, the Company generally expects that it will receive compensation for its surety guarantee services in the form of stock from client companies (“Payment Securities”).  The Company’s clients generally pay for the Company’s surety guarantee services with Payment Securities because they do not have sufficient cash flow at the time the services are rendered to pay for the surety guarantee services.  To the extent that the Company receives Payment Securities as compensation, the Company generally allows the Payment Securities to mature in the market for a period of time (normally, at least one year), then typically will strategically sell the Payment Securities taking into consideration the performance of the SME, the market for the SME’s stock and the market price of the Payment Securities.  Payment Securities received by the Company may also be unregistered and subject to restrictions on resale for a period of time (generally, six months until the holding period under Rule 144 of the Securities Act of 1933 expires).  Accordingly, the Payment Securities that the Company receives as compensation may be held for a significant period of time from the date the Company acquires them.

Loan Guarantees.  The Company also provides guarantees to SMEs and individuals obtaining loans from Chinese banks for their business operations and/or personal use.  In exchange for the Company’s guarantee services, the borrower pays the Company a certain percentage of the loan amount as an upfront loan guarantee fee; however, the Company may also receive periodic fee payments for its loan guarantees.  Loan maturities for loans guaranteed by the Company will generally range from six months to five years, and are secured by bank deposits made by the Company.  If a borrower fails to fulfill its obligations to a lender, the bank will take possession of the Company’s deposit.

Loans.  The Company may make loans to SMEs from time to time (the “Loans”).  In general, the Company expects its Loans will typically be made to SMEs to which it has provided or will provide surety guarantee services.  Loans may be made to SMEs that the Company determines have been profitable in the past and have attractive prospects for future profitability, have experienced or are experiencing or projected to experience growth, or have an attractive credit profile.  To the extent Loans are made to SMEs to which the Company provides guarantee services, the Loans may be made before or after the Reverse Merger Transactions are consummated.  The Company evaluates the creditworthiness of the SMEs to which it considers making loans using a number of criteria related to the strength of the SMEs management, employees, financial status and overall performance.

Other Services.  The Company may also provide other services to SMEs including, without limitation, providing business and introduction services, translation services and access to office facilities (e.g., conference rooms, computers, telephone and fax lines through its New York office) from time to time (“Other Services”).  The Company may provide Other Services to SMEs to which it has provided or will provide surety guarantee, loan or other services in the past, or to other SMEs that it has not worked with previously.  The Company’s business and introduction services may include introducing SMEs to third party service providers, such as auditors, lawyers, consultants and other service professionals, as well as potential business contacts.  The Company’s translation and facilities access services will be provided on an as-needed basis.  The Company generally expects to be paid a monthly fee for the Other Services that will be negotiated with the SMEs based on the Other Services to be provided.

Note B - Summary of Significant Accounting Policies

Principals of Consolidation

The consolidated financial statements include the accounts of China Finance, Inc. and its wholly-owned subsidiary, Value Global International Limited (“Value Global”) and its wholly-owned indirect subsidiary, SHY.  All significant intercompany accounts have been eliminated.

Cash

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash.  The majority of the cash balances are held in financial institutions in PRC.  Restricted Cash is not part of cash and is shown separately.

Valuation of Marketable Securities

The Company generally receives compensation for its surety guarantee services in the form of Payment Securities.  Most of the Payment Securities are shares of small companies that are traded in the over-the-counter market and are, therefore, generally considered to be thinly-traded penny stocks.  The Company has adopted policies for the valuation of securities held by the Company as part of the Company’s Pricing Policies and Procedures.  These Pricing Policies and Procedures state that the Company will generally value its portfolio securities at the quoted market price or pricing service valuation; however, pursuant to these Pricing Policies, the Board has adopted guidelines and instructions that substitute the Company’s good-faith estimate of fair value for the quoted market price or pricing service valuation when pricing securities that may be held by the Company including, without limitation, Payment Securities (the “Fair Value Pricing Instructions”).  These Fair Value Pricing Instructions are used by the Company  when:

•	its portfolio securities are subject to restrictions on resale because they have not been held by the Company for six months;
•	there are few transactions or market-makers in the security;
•	the spread between the bid and asked price is large; and
•	there are substantial variations in the price quotations over time.

The Fair Value Pricing Instructions are implemented by the Board, which determines the fair value price of Payment Securities on a periodic basis (at least quarterly) in accordance with the Fair Value Pricing Instructions.  Using the Fair Value Pricing Instructions, the Board seeks to determine the price that is representative of the amount that the Company might reasonably expect to receive for the Payment Securities upon their current sale.

Under the Fair Value Pricing Instructions, the Board considers a number of factors and criteria including, without limitation:

•	the financial standing of the issuer;
•	the business and financial plan of the issuer and comparison of actual results with the plan;
•	the cost of the securities as of the date received by the Company;
•	the size of position held and the liquidity of the market;
•	contractual and statutory restrictions on disposition;
•	any pending public offering with respect to the financial instrument;
•	any pending reorganization activity affecting the financial instrument (such as merger proposals, tender offers, debt restructurings, and conversions);
•	the reported prices and the extent of public trading in similar financial instruments of the issuer or comparable companies;
•	the ability of the issuer to obtain needed financing;
•	any changes in the economic conditions affecting the issuer;
•	recent purchases or sales of securities of the issuers of the securities;
•	Pricing by other dealers in similar securities; and
•	the financial statements of the issuers of the securities.

In addition, the accounting principals used to value the securities in the Company’s portfolio changed from those used to prepare the financial statements for the fiscal year ended December 31, 2006 when it became registered as a closed-end investment company in June 2007.  Under Financial Accounting Standards release number 154 (“FAS 154”), companies that have made a change to their accounting principals are generally required to restate their past financial statements (such as those used herein for the fiscal year ended December 31, 2006) in a manner consistent with the current accounting principals.  However, while the accounting principals used to value the securities in the Company’s portfolio changed for the fiscal year ended December 31, 2007, FAS 154 also states that, under certain circumstances, if a company determines that it would not be practical to apply the new accounting principals retrospectively, the company may determine to apply the methodology only prospectively.  In considering whether to restate the Company’s valuation of restricted securities for the fiscal year ending December 31, 2006, in accordance with accounting principals applicable to investment companies, the Company’s management and its Board of Directors considered the general guideline and exceptions to those guidelines under FAS 154.  Among the exceptions are circumstances where retrospective application requires significant estimates of amounts, and it is impossible to distinguish objectively information about those estimates that: (1) provides evidence of circumstances that existed on the date(s) at which those amounts would be recognized, measured, or disclosed under retrospective application, and (2) would have been available when the financial statements for that prior period were issued, then it would be impractical for a company to apply new accounting principals retrospectively.

After evaluating the information required to fair value the securities in the Company’s portfolio (each of which was a restricted security of a publicly traded U.S. company whose operations are primarily based in China) as of the fiscal year ended December 31, 2006, the Board has determined that, while some of information may be available, it would be impractical and, in some cases, impossible, to recreate all of the information that would be necessary for the Board to determine the fair value decisions that would have been made at that time.  As a result, the Company and its Board of Directors has determined, consistent with the exceptional circumstances set forth in FAS 154, that it is impractical to retroactively apply the new accounting principals that apply to the Company as an investment company with respect to the fair valuation of its restricted securities.

Surety Guarantee Fee Receivables

Surety guarantee fee receivables consist of cash consideration receivable when the merger agreement and plan of merger are completed.

Surety Guarantee Fee Receivables are considered impaired if payment of the surety guarantee fee is not received by the Company in accordance with terms of the Surety Guarantee Agreement with each client. It is the Company’s policy to charge off uncollectible receivables when management determines the receivable will not be collected.

Loan Receivables

Loans receivable are amounts owed to the company under the Loans.  In a typical Loan transaction, the Company loans a party a specified amount and is repaid the principal together with interest at the specified due dates. Interest is accrued as revenue by the Company over the term of the loan.  As of December 31, 2007, the Company has two loans outstanding from the loan segment of its business. Details are listed in Schedule of Investments.

The Company monitors the Loan activity to help ensure that the interest and principal are paid to the Company in a timely manner. If necessary, the Company uses the collateral it receives from clients to secure the Loan as the payment for the interest and/or principal on the Loan.  Loan Receivables are considered impaired if repayment of the Loan is not received by the Company in accordance with the terms of the Loan Agreement with each client. It is the Company’s policy to charge off uncollectible receivables when management determines the receivable will not be collected.

Loan Guarantee Fee Receivables

Loan guarantee fees receivable are fees owed to the company for its loan guarantee services but not yet received from its clients.  In the loan guarantee transactions, the Company will place funds on deposit with the primary lender to guaranty repayment by the borrower to the primary lender. Fees received in connection with loan guarantee transactions are accrued as revenue over the term of the loan on a straight line basis. Net fees and costs incurred by the Company are deferred and amortized as a charge to income over the term of the loan on a straight line basis.  The Company provided nine loan guarantees in 2007.  As of December 31, 2007, the Company had four loan guarantees outstanding.

The Company monitors the loan guarantee activity to help ensure that the interest and principal are paid to the primary lender in a timely manner and that the Company receives its loan guarantee fee. If necessary, the Company uses the collateral it receives from clients as the payment for the loan guarantee fee.  Loan Guarantee Fee Receivables are considered impaired if payment of the fee is not received by the Company in accordance with the terms of the Loan Guarantee Agreement with each client. It is the Company’s policy to charge off uncollectible receivables when management determines the receivable will not be collected.

Real Estate Held for Investment

The Company’s real estate held for investment consists of a building and related land use rights. The Company values the real estate based on the cost to purchase and construct a building on the real estate.  The Company evaluates the market price semi-annually for possible impairment loss, and, as needed, a certified independent agent performs a property inspection and a market price evaluation.

Property, Plant and Equipment

Property, plant and equipment are carried at cost.  The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gains or losses are included in income in the year of disposition.

Depreciation is calculated on a straight-line basis over the lesser of the estimated useful life of the assets and lease terms. The estimated useful lives are:

Electronic Equipment	5 Years
Furniture and Fixtures	5 Years
Automobile	10 Years
Leasehold Improvements	Term of Lease or Useful Life

Income Taxes

Taxes on profits earned by SHY are calculated in accordance with taxation principles currently effective in the PRC.  We expect that the Chinese government will continue its stable financial policy, move forward with its reform of its tax system, and continue to emphasize financial and economic efficiency.  The essential aim of the tax policy of China is to sustain the current stable economic and social development pace.  Specifically, in terms of the reform of the tax collection policy, the principles underlying such reform include simplifying the tax system, expanding the tax foundation, lowering the tax rate, and implementing a strict collection system.  These principles are aimed at immediate and efficient economic development, the development of science and technology, and economic usage of energy and resources.  We expect that the Add-Value Tax system will be continued in China.

The previous Chinese income tax law (the “Previous Income Tax Law”) differentiated between resident and non-resident enterprises with respect to applicable income tax rates, tax deductions and incentives/preferential tax policies.1  This resulted – after taking into account incentives and deductions –  in resident enterprises paying an average effective tax rate of approximately 25% and non-resident enterprises paying an average effective tax rate of 15%.  The Previous Income Tax Law generally used the place of incorporation to determine the residence of a corporation.  In addition, Chinese resident enterprises are taxed on their worldwide income while non-resident enterprises are taxed only on certain China-sourced income and their effectively connected income from an establishment in China.

On January 1, 2008, a new income tax law took effect in the PRC (the “Current Income Tax Law”), which is designed to implement uniform regulations with respect to income tax rates, tax deductions and incentives/preferential tax policies for resident and non-resident enterprises.  An EIT rate of 25% will be paid by resident and non-resident enterprises alike.2  The Current Income Tax Law also adds an additional “effective management” test to the residency determination of a corporation.  An otherwise non-resident corporation that is managed or controlled from China is a Chinese tax resident and, thus, subject to an EIT on its worldwide income in the same manner as a resident corporation.

1 See Provisional Regulations of the People’s Republic of China on Enterprise Income Tax (1993) for resident enterprises and Income Tax Law of the People's Republic of China for Enterprises with Foreign Investment and Foreign Enterprises (1991) for non-resident enterprises.

2 A non-resident company that does not have an establishment in China or does not derive income from an establishment in China will pay an EIT at a rate of 20%.

Under the Previous Income Tax Law, the Company was considered a non-resident corporation because it was incorporated in Utah and, therefore, paid the lower, non-resident EIT effective rate on the income it earns in China.  Beginning on January 1, 2008, the Company is likely considered to be a tax resident of the PRC because it may be deemed to be managed and controlled from China because its board of directors and certain other personnel are located in the PRC and, therefore, will pay an EIT at a rate of 25% on its worldwide income.

The main reason behind the wide-ranging tax reform in China is to broaden the impact of the tax collection system.  Under the reforms, we expect tax collection systems in different enterprises will be coordinated.  For the Personal Income Tax, the reform will emphasize combining comprehensive and categorized tax collection systems.  The Natural Resource Tax will be re-adjusted and improved.  The Upstream Oil Exploiters will be taxed.  The national middle and long-term plan for the development of sciences and technology will continue, with tax system being used to promote innovation.  The collection and processing of the Add-Value Tax system on products will be further improved.  For the western and northeast under-developed regions of the PRC, favorable tax systems will be practiced to promote economic development.  Relevant favorable tax systems will be created to prompt natural resources conservation, economic usages and re-collection of recoverable resources and industrial wastes.  Meanwhile, with aims to promote employment, relevant tax policies will be employed.  Relevant studies are underway to explore suitable tax systems that encourage development of non state-owned enterprises.

We account for income taxes paid to tax authorities using the liability method. Taxes on profits earned by our wholly-owned subsidiary Value Global are calculated in accordance with taxation principles currently effective in the British Virgin Islands.  Value Global is an International Business Company (IBC) registered in the British Virgin Islands and is exempt from all taxes and withholding taxes in the British Virgin Islands, paying only registration fees and annual license fees that amount to $1,300 per annum.

We account for income taxes payable on U.S. taxable income in accordance with SFAS No. 109, “Accounting for Income Taxes,” using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of such assets and liabilities.  This method utilizes enacted statutory tax rates in effect for the year in which the temporary differences are expected to reverse and gives immediate effect to changes in income tax rates upon enactment.  Deferred tax assets are recognized, net of any valuation allowance, for temporary differences and net operating loss and tax credit carryforwards.  Deferred income tax expense represents the change in net deferred assets and liability balances.

Foreign Currency Translation and Transaction

The accompanying financial statements are presented in the United States dollars (US$).  The functional currency of SHY is the Renminbi (RMB). The financial statements are translated into the United States dollars from the RMB at year-end exchange rate as to assets and liabilities and weighted average exchange rate as to revenues and expenses. Foreign currency cash flows are translated at the weighted average exchange rate in effect during the period due to the minimal fluctuation in the currency exchange rates during the period. Management believed that substantially the same results would be derived if foreign cash flows were translated at the rates in effect at the time of the cash flows. Capital accounts are translated at their historical exchange rate when the capital transactions occurred. Foreign currency translation gains and losses, if any, are included with the net realized and unrealized gain (loss) from investments and foreign currency.

Foreign currency transaction losses resulting from exchange rate fluctuations denominated in a currency other than the functional currency totaled approximately $0 and $22,700 for the years ended December 31, 2007 and 2006, respectively, and are included in General and Administrative Expenses in the accompanying consolidated statements of operations.

December 31,	2007	2006
Year End 1US Dollar =	7.290 RMB	7.800 RMB
Weighted Average 1US Dollar =	7.595 RMB	7.964 RMB

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into the US Dollars at the rates used in translation.

Economic and Political Risks

The Company faces a number of risks and challenges since its operation is in the PRC and its primary market is in the PRC. The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe.  The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

Revenue Recognition

Surety Guarantees.  The Company determines the surety guarantee revenue by using the fair value of the Payments Securities.  The Company recognizes the surety guarantee revenue when the service has been performed and payment can be reasonably estimated.

Loan Guarantees.  The Company recognizes the loan guarantee revenue over the term of the loan on a straight line basis.

Loans.  The Company recognizes Loan revenue over the term of the loan on a straight line basis.

Other Services.  The Company recognizes the revenue from Other Services when the services have been completed, the price is fixed and determinable and collectibility is reasonably assured.

Reclassifications

Certain amounts for the fiscal year ended December 31, 2006 have been reclassified to conform with the presentation of amounts for the fiscal year ended December 31, 2007.

Recent Pronouncements

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 141(R), "Business Combinations”.  SFAS 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, an any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.  SFAS 141(R) is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company is currently evaluating the impact of SFAS 141(R) on its consolidated financial statements but does not expect it to have a material effect.

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”.  SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009.  The Company is currently evaluating the impact of SFAS 160 on its consolidated financial statements but does not expect it to have a material effect.

In February 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”.  SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates.  This Statement applies to all entities, including not-for-profit organizations.  SFAS 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2008.  The Company is currently evaluating the impact of SFAS 159 on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”.  SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective as of the beginning of the first fiscal year that begins after November 15, 2007.  As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2008.  The Company is currently evaluating the impact of SFAS 157 on its consolidated financial statements.

Note C – Restricted Cash

Restricted cash is in the form of bank deposits and certificates of deposit that are being used by the Company to secure loans made by banks to the Company’s loan guarantee clients.  As of December 31, 2007, the Company had four loan guarantees outstanding, resulting in approximately $5,000,000 in restricted cash as of the end of the fiscal year.

On July 19, 2007, the Company entered into a loan guarantee agreement with Shenzhen Hongda Gongyi Limited (“SHGL”) to guarantee a loan from China Construction Bank Shenzhen Branch to SHGL in the amount of approximately $1,400,000 (RMB10,000,000) with a term of one year. The Company charged a loan guarantee fee of approximately $40,000 (RMB300,000) for this transaction.. The Company deposited approximately $400,000 (RMB3,000,000) in China Construction Bank Shenzhen Branch on July 19, 2007 to secure the loan made by China Construction Bank Shenzhen Branch to SHGL.

On July 30, 2007, the Company entered into a loan guarantee agreement with Shenzhen YuZhiLu (“SYZL”) to guarantee a loan from China Construction Bank Shenzhen Branch to SYZL in the amount of approximately $1,400,000 (RMB10,000,000) with a term of one year. The Company charged a loan guarantee fee of approximately $50,000 (RMB400,000) for this transaction. The Company deposited approximately $300,000 (RMB2,000,000) in China Construction Bank Shenzhen Branch on July 30, 2007 to secure the loan made by China Construction Bank Shenzhen Branch to SYZL.

On October 17, 2007, the Company entered into a loan guarantee agreement with Shengzhen YiJinLi Technology Development Ltd. (“YiJinLi”)  to guarantee a loan from China Construction Bank Shenzhen Branch to YiJinLi in the amount of approximately $1,400,000 (RMB10,000,000) with a term of one year. The Company charged a loan guarantee fee of approximately $40,000 (RMB300,000) for this transaction.. The Company deposited approximately $400,000 (RMB3,000,000) in China Construction Bank Shenzhen Branch on October 17, 2007 to secure the loan made by China Construction Bank Shenzhen Branch to SHGL.

On October 31, 2007, the Company entered into a loan guarantee agreement with ShouGuang Yuxin Chemical Limited (“SGYX”) to guarantee a loan from Citibank China, Shanghai Branch to SGYX in the amount of approximately $3,800,000 (RMB27,500,000) with a term of five months. The Company charged a loan guarantee fee of approximately $200,000 (RMB1,375,000) for this transaction. The Company deposited approximately $3,900,000 (RMB28,520,000) including a six-month certificate of deposit due on April 26, 2008 with an annual interest rate of 1.42% in the amount of $2,800,000 (RMB20,270,000) in Industrial and Commercial Bank of China, Shenzhen Branch on October 31, 2007 to secure the loan made by Citibank China, Shanghai Branch to SGYX.

Note D –  Loan Guarantee Fee Receivables

The Company provided nine loan guarantees in 2007.  The four outstanding loan guarantees as of December 31, 2007 are described in “Note C – Restricted Cash” above.  The five completed loan guarantee transactions are described below.

On February 7, 2007, the Company entered into a loan guarantee agreement with Shenzhen YuZhiLu (“SYZL”) to guarantee a loan from Shenzhen Commercial Bank to SYZL in the amount of approximately $500,000 (RMB3,870,000) with a term of six months. The Company waived its guarantee fee for this transaction. The Company deposited approximately $500,000 (RMB4,000,000) in Shenzhen Commercial Bank on February 9, 2007 to secure the loan made by Shenzhen Commercial Bank to SYZL.  SYZL repaid the loan on August 13, 2007.

On March 30, 2007, the Company entered into a loan guarantee agreement with ShouGuang QingHe (“SGOH”) to guarantee a loan from Shenzhen Commercial Bank to SGOH in the amount of approximately $1,350,000 (RMB10,000,000) with a term of six months.  The Company waived its guarantee fee for this transaction. The Company deposited approximately $1,350,000 (RMB9,870,000) in Shenzhen Commercial Bank on March 30, 2007 to secure the loan made by Shenzhen Commercial Bank to SGOH.  SGOH repaid the loan on September 30, 2007.

On April 11, 2007, the Company entered into a loan guarantee agreement with Zhongshan City Oceanic International (“ZCOI”) to guarantee a loan from China Construction Bank Shenzhen Branch to ZCOI in the amount of approximately $2,050,000 (RMB15,000,000) with a term of six months. The Company charged a loan guarantee fee of approximately $60,000 (RMB450,000) for this transaction. The Company deposited approximately $2,050,000 (RMB15,000,000) in China Construction Bank Shenzhen Branch on April 11, 2007 to secure the loan made by China Construction Bank Shenzhen Branch to ZCOI.  ZCOI repaid the loan on September 19, 2007.

On March 15, 2007, the Company entered into loan guarantee agreement with SYZL to guarantee a loan from Shenzhen Commercial Bank to SYZL in the amount of approximately $700,000 (RMB5,100,000) with a term of six months. The Company charged a loan guarantee fee of approximately $20,000 (RMB153,000) for this transaction. The Company deposited approximately $700,000 (RMB 5,100,000) in Shenzhen Commercial Bank on March 19, 2007 to secure the second loan made by Shenzhen Commercial Bank to SYZL.  SYZL repaid the loan on September 19, 2007.

On April 21, 2007, the Company entered into a loan guarantee agreement with Zhongshan City Oceanic International (“ZCOI”) to guarantee a loan from China Construction Bank Shenzhen Branch to ZCOI in the amount of approximately $2,100,000 (RMB15,550,000) with a term of six months. The Company waived its guarantee fee for this transaction. The Company deposited approximately $2,100,000 (RMB15,550,000) in China Construction Bank Shenzhen Branch on April 21, 2007 to secure the loan made by China Construction Bank Shenzhen Branch to ZCOI.  ZCOI repaid the loan on September 19, 2007.

Note E -- Property, Plant and Equipment

Property, plant and equipment consisted of the following at December 31, 2007 and 2006:

December 31,	2007	2006

Cost:
Electronic Equipment and Office Furniture	$228,907	$54,998
Automobile	308,200	288,194
Total Cost	$537,107	$343,192
Less: Accumulated Depreciation	(69,089)	(19,985)
	$468,018	$323,207
Leasehold Improvement, Net	88,783	156,121
Net Property, Plant and Equipment	$556,801	$479,328

Depreciation and Amortization expenses relating to property, plant and equipment was $121,112 and $68,105 for the years ended December 31, 2007 and 2006, respectively.

Note F – Commitments and Contingencies

(1) Lease Agreements.  The Company rents office space under two operating leases. One lease is for office space in Shenzhen, China and the other is for office space in New York, New York. Previously, the Company had two lease agreements for a term of 3 years expiring January 1, 2009 and March 31, 2009, respectively; however, they were terminated by the Company in March 2007.  The Company entered into its current lease for its Shenzhen office on April 1, 2007, and it expires on March 31, 2010.  The lease for its New York office was entered into on August 8, 2007 and expires on August 7, 2017.  Minimum lease payments for these two current leases for the next five years are as follows:

2008	2009	2010	2011	2012
$2,400,000	$2,400,000	$2,200,000	$2,100,000	$2,200,000

Rent expenses for the years ended December 31, 2007 and 2006 were $1,362,917 and $196,123, respectively.

(2)  Guarantees.  In the normal course of its business, the Company has various outstanding commitments and contingent liabilities that are not reflected in the accompanying consolidated financial statements (see “Note B - Summary of Significant Accounting Policies – Revenue Recognition” above).

As of December 31, 2007, the Company has four loan guarantees outstanding.  Details are listed in “Note C – Restricted Cash” above.  If the Company’s clients default on their loans so that the Company is obligated to pay on its guarantees, the Company would be responsible for paying a maximum of approximately $8,000,000 (RMB57,500,000) in total to the respective banks.

As of December 31, 2007, the Company has three outstanding surety guarantee transactions.  If the merger transactions are not successfully completed so that the Company is obligated to pay on its guarantees, the Company would be responsible for paying a maximum of $6,000,000.

Note G - Restricted Securities

China 9D Construction Group(CNAG). The 2,901,588 shares of CNAG represent approximately a 3.63% interest in the current issued and outstanding common shares of CNAG.  A portion (2,251,621) of the CNAG shares were received as payment for surety guarantee services provided for CNAG’s August 10, 2007 merger transaction with China 9D Decoration Group Limited.  The closing price of the CNAG shares was $0.51 per share on August 10, 2007.  On October 17, 2007, the Company received an additional 649,967 shares of CNAG as payment of a promissory note for $974,950 owed to the Company from CNAG as payment for the original surety guarantee services the Company provided.  As of December 31, 2007, the market value of unrestricted shares of CNAG was $1.50 per share, and the Company’s board determined the fair value of its shares of CNAG to be $0.51 per share.

Jade Art Group Inc. (JADG). The 13,022,100 shares of JADG represent approximately a 5.43% interest in the current issued and outstanding common shares of JADG.  A portion (4,340,700) of the JADG shares were received as payment for surety guarantee services provided for JADG’s October 2, 2007 merger transaction with Guoxi Holding Limited.  The closing price of the JADG shares was $1.00 per share on October 2, 2007.  On December 28, 2007, the Company received an additional 8,681,400 shares of JADG due to a three-for-one forward stock split of JADG.  As of December 31, 2007, the market value of unrestricted shares of JADG was $0.83 per share, and the Company’s board determined the fair value of its shares of JADG to be $0.50 per share.

Beijing Logistic Limited (BJGL). The 5,619,124 shares of BJGL represent approximately a 6% interest in the current issued and outstanding common shares of BJGL.  The BJGL shares were received as payment for surety guarantee services provided for BJGL’s October 19, 2007 merger transaction with China Baolong Logistic Limited.  The closing price of the BJGL shares was $0.75 per share on October 19, 2007.  As of December 31, 2007, the market value of unrestricted shares of BJGL was $0.75 per share, and the Company’s board determined the fair value of its shares of BJGL to be $0.75 per share.

Orient Paper Inc. (OPAI). The 1,877,525 shares of OPAI represent approximately a 4.68% interest in the current issued and outstanding common shares of OPAI.  The OPAI shares were received as payment for surety guarantee services provided for OPAI’s October 29, 2007 merger transaction with Dongfang Zhiye Holding Limited.  The closing price of the OPAI shares was $0.75 per share on October 29, 2007.  As of December 31, 2007, the market value of unrestricted shares of OPAI was $1.25 per share, and the Company’s board determined the fair value of its shares of OPAI to be $0.50 per share.

Note H – Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2007, 2006, and 2005, and for the period from inception (June 24, 2004) through December 31, 2004:

Per Share Operating Performance (For a share of common stock outstanding throughout the period)	2007	2006	2005	For the Period from Inception (June 24, 2004) through December 31, 2004

Net Assets Value, beginning of period	$0.49	$0.22	$0.27	$—

Income from Operations:
Net Investment Income (Loss)	0.26	0.07	(0.01)	0.06
Net Gains (Loss) on Securities (both realized and unrealized)	0.22	0.20	(0.04)	0.21
Total Income from Operations	0.48	0.27	(0.05)	0.27

Net Assets Value, end of period	0.97	0.49	0.22	0.27

Net Assets, end of period	$55,658,133	$28,450,020	$12,803,193	$15,512,444

Per Share Market Value, end of period	$1.15	$0.98	$0.40	$2.20

Total Investment Return	17.35%	145.00%	(81.82%)	80.33%

Ratio of Expenses to Average Net Assets	7.46%	6.13%	5.40%	9.20	% (1)

Ratio of Net Investment Income to Average Net Assets	34.52%	20.47%	(2.59%)	24.47	% (1)

Portfolio Turnover Rate	42.97%	0%	14.99%	0%

Per share amounts calculated using the average shares method.
(1) Amounts shown are not annualized.

Note I – Brokerage Commissions

For the fiscal year ended December 31, 2007, the total brokerage commissions paid by the Company were $209,000, which were directly deducted from the receipts from the sale of marketable securities by the broker.  Kovack Securities is the only broker that earned commissions from the Company in 2007.

Note J – Subsequent Disclosure

In January 2008, the Company deposited approximately an additional $400,000 (RMB3,000,000) in China Construction Bank, Shenzhen Branch to secure the July 30, 2007 loan made by China Construction Bank, Shenzhen Branch to SYZL discussed in “Note C – Restricted Cash” above.

Additional Information
(Unaudited)

The Company files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commissions website at http://www.sec.gov. The Company’s Forms N-Q are also available, without charge, upon request, by calling the Company at 212-823-0530.  The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Company’s Forms N-Q are also available, without charge, upon request, by calling the Company at 212-823-0530.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Company at 212-823-0530; and on the Commissions website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling the Company at 212-823-0530; and on the Commission’s website at http://www.sec.gov.

Directors and Officers.  The names, ages and addresses of the directors and officers of the Company are set forth together with their positions, length of service with the Company, their principal occupations during the last five years and other directorships held on the table below.  Each person whose name is preceded by an asterisk (*) is an "interested person" of the Company within the meaning of the Investment Company Act of 1940, as amended.

Interested Directors

Name, Age and Address	Title and Length of Service with the Company	Principal Occupations During the Last Five Years	Other Directorships Held
Zhiyong Xu* Age: 32 c/o China Finance, Inc. 1330 Ave of Americas, 21st floor New York NY 10019	Director, CEO & Secretary since 2004; Chief Compliance Officer since 2007
Chief Compliance officer since 2007; CEO, Chairman & Secretary since October 2004; February 2003- September 2004, Director and Secretary of Industries International, Inc.;  November 2002-February 2003, Vice President of Shenzhen Wonderland Telecommunication Technology Co.;  November 2000-November 2002, General Manager of Shenzhen Chuang Li Xing Power Company Limited, a battery manufacturer.
None

Independent Directors

Name, Age and Address	Title and Length of Service with the Company	Principal Occupations During the Last Five Years	Other Directorships Held
Yifang Li Age: 48 No. 44 New Street, Xiangcheng District Xiangfan City, Hubei Province, P.R. China	Director since 2007	President and Secretary of Xiangyang Institute of Business Studies.	None
Denming Yung Age: 40 No. 7 Yunji Road, Fandong District Xiangfan City, Hubei Province, P.R. China	Director since 2007	Manager of Department of Finance Management of People’s Bank of China, XiangFan City Center Branch.	None

Executive Officers

Name, Age and Address	Title and Length of Service with the Company	Principal Occupations During the Last Five Years	Other Directorships Held
Liang Liao Age: 31 c/o China Finance, Inc. Shenzhen Central Business Tower 1706-1709 Fuhua Yi Road Futian, Shenzhen, Guangdong 51800, P.R. China	CFO since 2005
Chief Financial Officer since March 2005; December 2003-March 2005, Chief Financial Officer of Shenzhen Mingtai Industrial Development Co, Ltd., an electronics distributor; September 2002-November 2003, Senior Auditing Manager of Shenzhen Meishi Power Industries Co. Ltd.; March 2000-August 2002, Finance Manager of Shenzhen Xieli Paper Co., Ltd.
None

Director and Officer Compensation.  The following table sets forth all cash compensation paid or to be paid by the Company during the fiscal year ended December 31, 2007 to directors and officers of the Company.

Name/Position	Aggregate Annual Compensation
Zhiyong Xu, Director & Chief Executive Officer	$180,000
Liang Liao, Chief Financial Officer	$48,000

Independent Directors Yifang Li and Denming Yung are not currently compensated for their services as directors of the Company. Directors are reimbursed for certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling the Company at 212-823-0530.

ITEM 2.	CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments to any provisions of such code of ethics during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from any provision of such code of ethics.

(e)	Not applicable.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12.(a)(1) below.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)
At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended December 31, 2006 and December 31, 2007 were $16,000 and $17,500, respectively. These amounts represent aggregate fees billed by Rotenberg & Co., LLP (“Accountant”) in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended December 31, 2006 or December 31, 2007 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported in paragraph (a) of this Item.

(c)
Tax Fees – The tax fees in the fiscal years ended December 31, 2006 and December 31, 2007 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,200, respectively.  These services were for the completion of the fund’s federal and state income tax returns and excise tax returns.

(d)
All Other Fees –The Accountant billed $10,975 for consulting services during the fiscal year ended December 31, 2007.  There were no other fees billed by the Accountant which were not disclosed in paragraphs (a) through (c) of this Item during the fiscal year ended December 31, 2006.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant.

(e)(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

YiFang Li

DenMing Yung

ITEM 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the registrant’s Proxy Voting Policies and Procedures is set forth below.

PROXY VOTING POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Company disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Company to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Company complies with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Company’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

The following details the Company’s philosophy and practice regarding the voting of proxies.

1.	General

The Company believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of the Company.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement the Company’s proxy voting policies, the Company has developed the following procedures for voting proxies.

a.              Upon receipt of a corporate proxy by the Company, the special or annual report and the proxy are submitted to the Company’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager will then vote the proxy in accordance with this policy.

b.              The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of the Company’s Voting Guidelines in Section III below.  The Proxy Manager will then vote the proxies.

c.              The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote (see discussion in Section VI below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Company’s files.

III.	Voting Guidelines

While the Company’s policy is to review each proxy proposal on its individual merits, the Company has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.	Corporate Governance

a.             Election of Directors and Similar Matters

In an uncontested election, the Company will generally vote in favor of management’s proposed directors.  In a contested election, the Company will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, the Company will review any contested proposal on its merits.

Notwithstanding the foregoing, the Company expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.	Audit Committee Approvals

The Company generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  The Company will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

The Company may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, the Company expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.           Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Company may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, the Company expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.	Capital Structure Proposals

The Company will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, The Company expects to generally support proposals to:

•	Eliminate preemptive rights.

4.	Compensation

a.	General

The Company generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, the Company generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  The Company may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, the Company expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.	Stock Option Plans and Share Issuances

The Company evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, the Company may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, the Company expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.	Corporate Responsibility and Social Issues

The Company generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

The Company will generally vote against proposals involving corporate responsibility and social issues, although the Company may vote for corporate responsibility and social issue proposals that the Company believes will have substantial positive economic or other effects on a company or the company’s stock.

IV.	Conflicts

In cases where the Company is aware of a conflict between the interests of a client(s) and the interests of the Company or an affiliated person of the Company, the Company will take the following steps:

(a)              vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Company’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)              for other matters, contact the client for instructions with respect to how to vote the proxy.

V.	Company Disclosure

A.	Disclosure of Company Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Company shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (the “SAI”).

B.	Disclosure of the Fund’s Complete Proxy Voting Record

The Company shall disclose to its shareholders on Form N-PX the Company’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Company shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Company was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Company cast its vote on the matter;

(viii)	How the Company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Company cast its vote for or against management.

The Company shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Company’s website, if applicable.  If the Company discloses its proxy voting record on or through its website, the Company shall post the information disclosed in the Company’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Company shall also include in its annual reports and semi-annual reports a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Company’s website at a specified Internet address; and (2) on the SEC’s website.  If the Company discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Company’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

VI.	Recordkeeping

The Company shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Company’s securities;
(iii)	Records of votes cast on behalf of the Company; and
(iv)	A record of each shareholder request for proxy voting information and the Company’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Company may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Company that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

VII.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Company shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Company should cast its vote, if called upon by the Board, when a matter with respect to which the Company is entitled to vote presents a conflict between the interest of the Company’s shareholders, on the one hand, and those of an affiliated person of the Company on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Company counsel at the expense of the Company if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Company’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VIII.	Other

This Policy may be amended, from time to time, as determined by the Board.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)
As of December 31, 2007, the overall management of the business and affairs of the Registrant is vested in its Board of Directors in accordance with applicable corporate laws and the Registrant’s organizational documents.  The Registrant does not have an investment adviser.  The decisions related to the day-to-day management of the Registrant’s portfolio are made by Registrant management, subject to the oversight of the Board of Directors.

Zhiyong Xu has been the Director, Chief Executive Officer & Secretary of the Registrant since 2004 and the Chief Compliance Officer of the Registrant since 2007.  Mr. Xu has primary responsibility for making investment decisions regarding the Registrant’s portfolio.  Prior to joining the Registrant, Mr. Xu was the General Manager of Shenzhen Chuang Li Xing Power Registrant Limited, a battery manufacture, a Vice President of Shenzhen Wonderland Telecommunication Technology Co., and, most recently, the Director and Secretary of Industries International, Inc.

Yifang Li has been a Director of the Registrant since 2007.  Ms. Li assists the CEO in making investment decisions regarding the Registrant’s portfolio.  Ms. Li is also the President and Secretary of Xiangyang Institute of Business Studies.

Denming Yung has been a Director since 2007.  Mr. Yung assists the CEO in making investment decisions regarding the Registrant’s portfolio. Mr. Yung is also the Manager of the Department of Finance Management of People’s Bank of China, XiangFan City Center Branch.

(a)(2)	None of the people identified in (a)(1) above managed any other portfolios.

(a)(3)
As of December 31, 2007, the only person identified in (a)(1) above that received any compensation is Zhiyong Xu.  He receives a fixed salary of $90,000 per year from the Registrant for his role of Chief Executive Officer of the Registrant.

(a)(4)	As of December 31, 2007, none of the people identified in (a)(1) above beneficially owned any equity securities of the Registrant.

(b)	Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China Finance, Inc.

By: /s/ ZhiYong Xu
ZhiYong Xu, Chief Executive Officer

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ ZhiYong Xu
ZhiYong Xu, Chief Executive Officer

Date: March 6, 2008

By: /s/ Liang Liao
Liang Liao, Chief Financial Officer

Date: March 6, 2008